SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

   AGGRESSIVE GROWTH FUND SHARES
   AGGRESSIVE GROWTH FUND INSTITUTIONAL SHARES
   CAPITAL GROWTH FUND
   GROWTH FUND SHARES
   GROWTH FUND INSTITUTIONAL SHARES
   GROWTH & INCOME FUND SHARES
   GROWTH & INCOME FUND ADVISER SHARES
   INCOME STOCK FUND SHARES
   INCOME STOCK FUND INSTITUTIONAL SHARES
   INCOME FUND SHARES
   INCOME FUND INSTITUTIONAL SHARES
   INCOME FUND ADVISER SHARES
   SCIENCE & TECHNOLOGY FUND SHARES
   SCIENCE & TECHNOLOGY FUND ADVISER SHARES
   FIRST START GROWTH FUND
   SHORT-TERM BOND FUND SHARES
   SHORT-TERM BOND FUND INSTITUTIONAL SHARES
   SHORT-TERM BOND FUND ADVISER SHARES
   MONEY MARKET FUND
   INTERMEDIATE-TERM BOND FUND SHARES
   INTERMEDIATE-TERM BOND FUND INSTITUTIONAL SHARES
   INTERMEDIATE-TERM BOND FUND ADVISER SHARES
   HIGH INCOME FUND SHARES
   HIGH INCOME FUND INSTITUTIONAL SHARES
   HIGH INCOME FUND ADVISER SHARES
   SMALL CAP STOCK FUND SHARES
   SMALL CAP STOCK FUND INSTITUTIONAL SHARES
   VALUE FUND SHARES
   VALUE FUND INSTITUTIONAL SHARES
   VALUE FUND ADVISER SHARES

In connection with the Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended January 31, 2015, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  03/30/2015
       ----------------------------------
       Daniel S. McNamara
       President

                           SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

   AGGRESSIVE GROWTH FUND SHARES
   AGGRESSIVE GROWTH FUND INSTITUTIONAL SHARES
   CAPITAL GROWTH FUND
   GROWTH FUND SHARES
   GROWTH FUND INSTITUTIONAL SHARES
   GROWTH & INCOME FUND SHARES
   GROWTH & INCOME FUND ADVISER SHARES
   INCOME STOCK FUND SHARES
   INCOME STOCK FUND INSTITUTIONAL SHARES
   INCOME FUND SHARES
   INCOME FUND INSTITUTIONAL SHARES
   INCOME FUND ADVISER SHARES
   SCIENCE & TECHNOLOGY FUND SHARES
   SCIENCE & TECHNOLOGY FUND ADVISER SHARES
   FIRST START GROWTH FUND
   SHORT-TERM BOND FUND SHARES
   SHORT-TERM BOND FUND INSTITUTIONAL SHARES
   SHORT-TERM BOND FUND ADVISER SHARES
   MONEY MARKET FUND
   INTERMEDIATE-TERM BOND FUND SHARES
   INTERMEDIATE-TERM BOND FUND INSTITUTIONAL SHARES
   INTERMEDIATE-TERM BOND FUND ADVISER SHARES
   HIGH INCOME FUND SHARES
   HIGH INCOME FUND INSTITUTIONAL SHARES
   HIGH INCOME FUND ADVISER SHARES
   SMALL CAP STOCK FUND SHARES
   SMALL CAP STOCK FUND INSTITUTIONAL SHARES
   VALUE FUND SHARES
   VALUE FUND INSTITUTIONAL SHARES
   VALUE FUND ADVISER SHARES

In connection with the Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended January 31, 2015, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:   03/30/2015
       --------------------------------
          Roberto Galindo, Jr.
          Treasurer